Exhibit 32.2
Certification Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002
(18 U.S.C. Section 1350)
In connection with the accompanying Annual Report of Noble Energy, Inc. (the “Company”) on Form 10-K for the period ended December 31, 2017 (the “Report”), I, Kenneth M. Fisher, Chief Financial Officer of the Company, hereby certify that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	February 20, 2018	/s/ Kenneth M. Fisher
Kenneth M. Fisher
Chief Financial Officer